UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 2, 2003

JDA Software Group, Inc.

(Exact name of registrant as specified in charter)

Delaware	0-27876	86-0787377

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14400 N. 87th Street, Scottsdale, AZ	85260-3649

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (480) 308-3000

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description

99.1	Press Release dated April 2, 2003

99.2	Press Release dated April 21, 2003

99.3	Transcript of First Quarter 2003 Earnings Release Conference Call

Item 9. Regulation FD Disclosure

On April 2, 2003, JDA Software Group, Inc. (“JDA”) announced certain of its preliminary financial results for the quarter ended March 31, 2003. The full text of the press release issued in connection with the announcement is attached as Exhibit No. 99.1 to this Current Report on Form 8-K.

On April 21, 2003, JDA announced its final financial results for the quarter ended March 31, 2003 by issuing a press release and on the same date held a related conference call to discuss these results. The full text of the press release issued in connection with the announcement and the related conference call transcript are attached as Exhibit Nos. 99.2 and 99.3, respectively, to this Current Report on Form 8-K. The April 2, 2003 press release and the conference call contain, and the April 21, 2003 press release may implicate, forward-looking statements regarding JDA and include cautionary statements identifying important factors that could cause actual results to differ materially from those anticipated.

In accordance with the procedural guidance in SEC Release No. 33-8216, the information in this Form 8-K and the Exhibits attached hereto is being furnished under “Item 9. Regulation FD Disclosure” rather than under “Item 12. Disclosure of Results of Operations and Financial Condition.” The information in this Form 8-K and the Exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Use Of Non-GAAP Financial Information

JDA provides a non-GAAP measure of earnings (loss) per share in its earnings releases. The presentation is intended to be a supplemental measure of performance and typically excludes non-cash charges such as amortization of intangibles, purchased in-process research and development, restructuring and other merger or reorganization related costs that impact the comparability of one quarter to another or the comparability of the Company’s performance to another company that is providing this type of supplemental information. It is not intended to replace or to be displayed more prominently than our GAAP measurement of earnings (loss) per share. We have provided clear, concise disclosure to enable investors to reconcile the non-GAAP measure of earnings (loss) per share to the measure of earnings (loss) per share calculated in accordance with GAAP.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JDA Software Group, Inc.

Date:	April 24, 2003	By:	/s/ Kristen L. Magnuson Kristen L. Magnuson Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated April 2, 2003

99.2	Press Release dated April 21, 2003

99.3	Transcript of First Quarter 2003 Earnings Release Conference Call